Exhibit 10.28

GOFISH CORPORATION

MANAGEMENT LOCK-UP AGREEMENT

December 3, 2008

To the Investors listed on

Schedule A hereto

Ladies and Gentlemen:
Reference is hereby made to the Securities Purchase Agreement, dated as of December 3, 2008 (the “Securities Purchase Agreement”), by and among GoFish Corporation, a Nevada corporation (the “Company”), and the investors listed on Schedule A hereto (the “Investors”), pursuant to which the Company is offering (the “Offering”) up to 8,002,749 shares of the Company’s Series A Preferred Stock (the “Preferred Shares”), initially convertible into 160,054,980 shares (the “Conversion Shares”) of the Company’s Common Stock (the “Common Stock”), and warrants (the “Warrants”) to purchase up to 64,021,992 shares of Common Stock (the “Warrant Shares” and, together with the Shares, Conversion Shares and Warrants, the “Securities”).

In consideration of the Investors purchasing the Shares and the Warrants under the Securities Purchase Agreement, and pursuant to Section 4.16 of the Securities Purchase Agreement, the undersigned hereby agrees that, without the prior written consent of the Investors holding a majority of the Conversion Shares issuable or issued upon conversion of the Preferred Shares purchased under the Securities Purchase Agreement, it will not, during the period commencing on the date hereof and ending on the Termination Date (as defined below and as such date may be extended as described below), (1) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock owned by the undersigned on the date hereof or acquired hereafter, including, without limitation, shares of Common Stock or any such securities which may be deemed to be beneficially owned by the undersigned as of the date hereof as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as the same may be amended or supplemented from time to time (such shares or securities, the “Beneficially Owned Shares”), (2) enter into any swap, hedge or other agreement or arrangement that transfers in whole or in part, the economic risk of ownership of any Beneficially Owned Shares, Common Stock or securities convertible into or exercisable or exchangeable for Common Stock, or (3) engage in any short selling of any Beneficially Owned Shares, Common Stock or securities convertible into or exercisable or exchangeable for Common Stock, whether any such transaction described in clause (1), (2) or (3) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) any Securities issued pursuant to the Securities Purchase Agreement or (b) the transfer of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock (i) acquired in open market transactions after the completion of the Offering, (ii) as a bona fide gift or gifts for no consideration, (iii) to any trust, family limited partnership or other person or entity for estate or tax planning purposes for the benefit of the undersigned or the undersigned’s immediate family, in each case for no consideration or (iv) by will or intestacy to the undersigned’s legal representative, heir or legatee, provided that any permitted donee, transferee or distributee in the case of (ii), (iii), or (iv) shall execute and deliver to the Investors, prior to such transfer or other transaction, a duplicate form of this letter and such other documents as the Investors may reasonably request.  For purposes of this Lock-Up Agreement, the term “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.  For purposes of this Lock-Up Agreement, the term “Termination Date” shall mean the earlier of (x) the date on which all of the Warrant Shares and Conversion Shares may be resold on a continuous basis under Rule 415 of the Securities Act of 1933, as amended (or any successor, rule or regulation) pursuant to one or more effective registration statements filed with the Securities and Exchange Commission (each a “Registration Statement”) and (y) the date on which all of the Warrant Shares and Conversion Shares may be resold by the Investors under Rule 144 of the Securities Act of 1933, as amended (“Rule 144”), in a ninety (90) day period without volume limitations; provided, however, that if after the Termination Date one or more Registration Statements cease for any reason to remain continuously effective as to all Warrant Shares and Conversion Shares or the holders of the Warrant Shares and Conversion Shares are not permitted to utilize the prospectus associated with the applicable Registration Statement to resell such Warrant Shares or Conversion Shares (any such event or circumstance being referred to as an “Event”), then, notwithstanding anything herein to the contrary, the Termination Date as defined herein shall not apply and the undersigned shall again be immediately, as of the occurrence of such Event, subject to the restrictions set forth in this Lock-Up Agreement with respect to any Beneficially Owned Securities held as of the date of such Event, including, without limitation, sub-clauses (1), (2) and (3) above, until a Termination Date thereafter reoccurs.

In addition, notwithstanding anything herein to the contrary, beginning on the one year anniversary of the date hereof, a portion of the Beneficially Owned Shares subject to this Lock-Up Agreement shall be automatically released from the restrictions contained herein in an amount equal to the total number of Beneficially Owned Shares multiplied by a fraction, (i) the numerator of which shall be the Warrant Shares and Conversion Shares registered for resale on a Registration Statement at such time, and (ii) the denominator of which shall be the total number of Warrant Shares and Conversion Shares then outstanding (and which may not be resold under Rule 144 in a ninety (90) day period without volume limitations).  The Beneficially Owned Shares shall be automatically released from the restrictions contained herein pursuant to this paragraph from time to time as additional Warrant Shares and/or Conversion Shares are registered for resale on a Registration Statement.  Any Beneficially Owned Shares that are automatically released from the restrictions contained herein pursuant to this paragraph shall consist of those securities selected by the undersigned in writing at or about the time such Beneficially Owned Shares are so released.  Any Beneficially Owned Shares that are automatically released from the restrictions contained herein pursuant to this paragraph shall again be subject to the restrictions contained herein upon the occurrence of an Event, as described in the immediately preceding paragraph, but only to the extent such Beneficially Owned Shares were previously automatically released from the restrictions contained herein as a result of the registration of Warrant Shares and Conversion Shares on the Registration Statement that has ceased to be continuously effective as a result of such Event (or on the Registration Statement relating to the prospectus that may no longer be utilized as a result of such Event).

From time to time, the Board of Directors of the Company (or an authorized committee thereof) may expressly approve a waiver of all or any portion of the restrictions set forth in this Lock-Up Agreement with respect to the shares of Common Stock or the securities convertible into or exercisable or exchangeable for Common Stock held by the undersigned.  Any such waiver approval shall include the approval and determination by at least a majority of the Investor Directors (as such term is defined in the Investors Rights Agreement by and among the Company and certain investors in the Company, dated on or about of even date herewith).

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This Lock-Up Agreement is not intended to restrict the mere receipt, by the undersigned, of securities awarded to the undersigned pursuant to the Company’s employee benefit plans existing on the date hereof or hereafter and is not intended to restrict the mere conversion or exchange by the undersigned of options, warrants or other convertible or exchangeable securities.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

The undersigned hereby agrees that, to the extent that the terms of this Lock-Up Agreement conflict with or are in any way inconsistent with any other agreement to which the undersigned and the Company may be a party, this Lock-Up Agreement supersedes such agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement.  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

[Signature page follows]

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Very truly yours,

By:
(Signature)

Name:

Address:

Schedule A
Investors

Panorama Capital, L.P.
Rustic Canyon Ventures III, L.P.
Rembrandt Venture Partners Fund Two, L.P.